Earnings Conference Call February 2, 2017 Quarter Ended December 31, 2016

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward- looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; (xxiv) fluctuation in distributor sales could adversely affect our results of operations; and (xxv) changes impacting international trade and corporate tax provisions may have an adverse effect on our financial condition and results of operations. 2

Income Statement Highlights U.S. GAAP (Unaudited) 3 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Dec 2016 Sep 2016 Dec 2015 Net sales $ 188,029 $ 187,308 $ 177,184 Gross margin $ 47,337 $ 46,413 $ 38,748 Gross margin as a percentage of net sales 25.2% 24.8% 21.9% Selling, general and administrative $ 26,665 $ 25,972 $ 22,278 SG&A as a percentage of net sales 14.2% 13.9% 12.6% Operating income (loss) $ 13,850 $ 3,050 $ 8,493 Net income (loss) $ 12,278 $ (4,998) $ (8,600) Per Basic and Diluted Share Data: Per basic and diluted share data: Net income (loss) per basic share $ 0.26 $ (0.11) $ (0.19) Net income (loss) per diluted share 0.22 (0.11) (0.19) Weighted avg. shares - basic 46,606 46,590 46,081 Weighted avg. shares - diluted 55,296 46,590 46,081

Income Statement Highlights Non-GAAP (Unaudited) 4 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Dec 2016 Sep 2016 Dec 2015 Net sales $ 188,029 $ 187,308 $ 177,184 Adjusted gross margin $ 47,645 $ 46,833 $ 39,407 Adjusted gross margin as a percentage of net sales 25.3% 25.0% 22.2% Adjusted selling, general and administrative $ 23,649 $ 22,475 $ 19,761 Adjusted SG&A as a percentage of net sales 12.6% 12.0% 11.2% Adjusted operating income (loss) $ 16,983 $ 17,291 $ 13,573 Adjusted net income (loss) $ 5,810 $ 6,955 $ 2,171 Adjusted EBITDA $ 26,841 $ 26,912 $ 23,531 Adjusted EBITDA margin as a percentage of net sales 14.3% 14.4% 13.3% Per share data: Adjusted net income (loss) - basic $ 0.13 $ 0.15 $ 0.05 Adjusted net income (loss) - diluted $ 0.11 $ 0.13 $ 0.04 Weighted avg. shares - basic 46,606 46,590 46,081 Weighted avg. shares - diluted 55,296 53,834 51,865

Financial Highlights (Unaudited) (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (2) Current quarter's accounts receivable divided by annualized current quarter’s Net sales multiplied by 365. (3) Current quarter's accounts payable divided by annualized current quarter's cost of goods sold multiplied by 365.5 (Amounts in millions, except DSO and DPO) Dec 2016 Sep 2016 FX Impact Cash, cash equivalents $ 87.4 $ 74.8 $ (0.9) Capital expenditures $ 4.7 $ 4.2 Short-term debt $ — $ — Long-term debt 386.9 386.9 Debt premium and issuance costs (0.7) (0.8) Total debt $ 386.2 $ 386.1 $ — Equity $ 90.4 $ 82.9 $ 10.8 Net working capital (1) $ 174.7 $ 189.0 $ (1.8) Days in receivables (DSO)(2) 40 43 Days in payables (DPO)(3) 40 41

Financial Trends Cash and Cash Equivalents (Unaudited) 6 (in millions) FY16 Act FY17 Fcst FY17 Act $110 $100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0 Q1 Q2 Q3 Q4

Cost Rationalization Drives Margin Improvement U.S. GAAP (Unaudited) 7 LTM Operating Income Margins 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 Jun 2016 Sep 2016 Dec 2016 1.9% 2.7% 3.0% 3.3% 3.3% 4.4% 5.5% 4.0% 4.6%

Cost Rationalization Drives Margin Improvement Non-GAAP (Unaudited) 8 LTM Adjusted EBITDA Margins 14.0% 13.5% 13.0% 12.5% 12.0% 11.5% 11.0% 10.5% Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 Jun 2016 Sep 2016 Dec 2016 11.2% 11.1% 11.5% 11.8% 11.6% 12.4% 13.0% 13.3% 13.6%

Gross Margin & Operating Income (Loss) - U.S. GAAP Solid Capacitors (Unaudited) 9 For the Quarters Ended (Amounts in thousands) Dec 2016 Sep 2016 Dec 2015 Net sales $ 141,555 $ 142,641 $ 135,300 Gross margin 43,085 43,915 37,171 Gross margin as a percentage of net sales 30.4% 30.8% 27.5% Operating income (loss) $ 37,264 $ 35,410 $ 31,359

Adjusted Gross Margin & Operating Income (Loss) - Non-GAAP Solid Capacitors (Unaudited) 10 For the Quarters Ended (Amounts in thousands) Dec 2016 Sep 2016 Dec 2015 Net sales $ 141,555 $ 142,641 $ 135,300 Adjusted gross margin 43,296 44,136 37,328 Adjusted gross margin as a percentage of net sales 30.6% 30.9% 27.6% Adjusted operating income (loss) $ 37,414 $ 38,257 $ 32,110

Gross Margin & Operating Income (Loss) - U.S. GAAP Film & Electrolytics (Unaudited) 11 For the Quarters Ended (Amounts in thousands) Dec 2016 Sep 2016 Dec 2015 Net sales $ 46,474 $ 44,667 $ 41,884 Gross margin 4,252 2,498 1,577 Gross margin as a percentage of net sales 9.1% 5.6% 3.8% Operating income (loss) $ 2,332 $ (7,096) $ (1,770)

Adjusted Gross Margin & Operating Income (Loss) - Non-GAAP Film & Electrolytics (Unaudited) 12 For the Quarters Ended (Amounts in thousands) Dec 2016 Sep 2016 Dec 2015 Net sales $ 46,474 $ 44,667 $ 41,884 Adjusted gross margin 4,349 2,697 2,079 Adjusted gross margin as a percentage of net sales 9.4% 6.0% 5.0% Adjusted operating income (loss) $ 2,214 $ 426 $ (29)

Sales Summary - Q3 FY2017 (Unaudited) 13

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) 15 For the Quarters Ended (Amounts in thousands, except percentages) Dec 2016 Sep 2016 Dec 2015 Net Sales $ 188,029 $ 187,308 $ 177,184 Gross Margin (U.S. GAAP) $ 47,337 $ 46,413 $ 38,748 Gross margin as a percentage of net sales 25.2% 24.8% 21.9% Adjustments: Stock-based compensation expense 308 301 268 Plant start-up costs — 119 160 Plant shut-down costs — — 231 Adjusted Gross margin (non-GAAP) $ 47,645 $ 46,833 $ 39,407 Adjusted gross margin as a percentage of net sales 25.3% 25.0% 22.2%

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) 16 For the Quarters Ended (Amounts in thousands, except percentages) Dec 2016 Sep 2016 Dec 2015 Net sales $ 188,029 $ 187,308 $ 177,184 Selling, general and administrative expenses (U.S. GAAP) $ 26,665 $ 25,972 $ 22,278 Selling, general, and administrative as a percentage of net sales 14.2% 13.9% 12.6% Less adjustments: ERP integration/IT transition costs 1,734 1,783 167 Stock-based compensation expense 785 754 825 Legal expenses related to antitrust class actions 293 766 1,300 NEC TOKIN investment-related expenses 204 194 225 Adjusted selling, general and administrative expenses (non-GAAP) $ 23,649 $ 22,475 $ 19,761 Adjusted selling, general, and administrative as a percentage of net sales 12.6% 12.0% 11.2%

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) 17 For the Quarters Ended (Amounts in thousands) Dec 2016 Sep 2016 Dec 2015 Operating income (loss) (U.S. GAAP) $ 13,850 $ 3,050 $ 8,493 Adjustments: ERP integration/IT transition costs 1,734 1,783 167 Stock-based compensation expense 1,139 1,104 1,154 Restructuring charges (369) 3,998 1,714 Legal expenses related to antitrust class actions 293 766 1,300 NEC TOKIN investment-related expenses 204 194 225 Net (gain) loss on sales and disposals of assets 132 84 129 Plant start-up costs — 119 160 Plant shut-down costs — — 231 Write down of long-lived assets — 6,193 — Adjusted operating income (loss) (non-GAAP) $ 16,983 $ 17,291 $ 13,573

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Dec 2016 Sep 2016 Dec 2015 Net income (loss) (U.S. GAAP) $ 12,278 $ (4,998) $ (8,600) Adjustments: Change in value of NEC TOKIN option (6,900) (1,600) (700) Net foreign exchange (gain) loss (2,621) (724) (1,036) ERP integration/IT transition costs 1,734 1,783 167 Stock-based compensation expense 1,139 1,104 1,154 Income tax effect of non-U.S. GAAP adjustments (1) (396) 29 710 Restructuring charges (369) 3,998 1,714 Legal expenses related to antitrust class actions 293 766 1,300 NEC TOKIN investment-related expenses 204 194 225 Amortization included in interest expense 183 188 212 Equity (income) loss from NEC TOKIN 133 (181) 6,505 Net (gain) loss on sales and disposals of assets 132 84 129 Write down of long-lived assets — 6,193 — Plant start-up costs — 119 160 Plant shut-down costs — — 231 Adjusted net income (loss) (non-GAAP) $ 5,810 $ 6,955 $ 2,171 Adjusted net income (loss) per share - basic $ 0.13 $ 0.15 $ 0.05 Adjusted net income (loss) per share - diluted $ 0.11 $ 0.13 $ 0.04 Adjusted EBITDA $ 26,841 $ 26,912 $ 23,531 Weighted avg. shares - basic 46,606 46,590 46,081 Weighted avg. shares - diluted 55,296 53,834 51,865 18 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 19 For the Quarters Ended (Amounts in thousands) Dec 2016 Sep 2016 Dec 2015 Net income (loss) (U.S. GAAP) $ 12,278 $ (4,998) $ (8,600) Interest expense, net 9,913 9,904 9,848 Income tax expense (benefit) 1,810 830 2,760 Depreciation and amortization 9,095 9,440 9,674 EBITDA (non-GAAP) 33,096 15,176 13,682 Excluding the following items: Change in value of NEC TOKIN option (6,900) (1,600) (700) Net foreign exchange (gain) loss (2,621) (724) (1,036) ERP integration/IT transition costs 1,734 1,783 167 Stock-based compensation expense 1,139 1,104 1,154 Restructuring charges (369) 3,998 1,714 Legal expenses related to antitrust class actions 293 766 1,300 NEC TOKIN investment-related expenses 204 194 225 Equity (income) loss from NEC TOKIN 133 (181) 6,505 Net (gain) loss on sales and disposals of assets 132 84 129 Write down of long-lived assets — 6,193 — Plant start-up costs — 119 160 Plant shut-down costs — — 231 Adjusted EBITDA (non-GAAP) $ 26,841 $ 26,912 $ 23,531

Adjusted Gross Margin - Non-GAAP Solid Capacitors (Unaudited) 20 For the Quarters Ended (Amounts in thousands) Dec 2016 Sep 2016 Dec 2015 Net sales $ 141,555 $ 142,641 $ 135,300 Gross margin (U.S. GAAP) 43,085 43,915 37,171 Gross margin as a percentage of net sales 30.4% 30.8% 27.5% Adjustments: Stock-based compensation expense 211 221 147 Plant start-up costs — — 10 Adjusted gross margin (non-GAAP) $ 43,296 $ 44,136 $ 37,328 Adjusted gross margin as a percentage of net sales 30.6% 30.9% 27.6%

Adjusted Gross Margin - Non-GAAP Film & Electrolytics (Unaudited) 21 For the Quarters Ended (Amounts in thousands) Dec 2016 Sep 2016 Dec 2015 Net sales $ 46,474 $ 44,667 $ 41,884 Gross margin (U.S. GAAP) 4,252 2,498 1,577 Gross margin as a percentage of net sales 9.1% 5.6% 3.8% Adjustments: Stock-based compensation expense 97 80 121 Plant start-up costs — 119 150 Plant shut-down costs — — 231 Adjusted gross margin (non-GAAP) $ 4,349 $ 2,697 $ 2,079 Adjusted gross margin as a percentage of net sales 9.4% 6.0% 5.0%

Adjusted Operating Income (Loss) - Non-GAAP Solid Capacitors (Unaudited) 22 For the Quarters Ended (Amounts in thousands) Dec 2016 Sep 2016 Dec 2015 Net sales $141,555 $142,641 $135,300 Operating income (loss) (U.S. GAAP) 37,264 35,410 31,359 Adjustments: Stock-based compensation expense 211 221 147 Restructuring charges (128) 558 754 (Gain) loss on sales and disposals of assets 67 (8) (160) Write down of long-lived assets — 2,076 — Plant start-up costs — — 10 Adjusted operating income (loss) (non-GAAP) $37,414 $38,257 $32,110

Adjusted Operating Income (Loss) - Non-GAAP Film & Electrolytics (Unaudited) 23 For the Quarters Ended (Amounts in thousands) Dec 2016 Sep 2016 Dec 2015 Net sales $ 46,474 $ 44,667 $ 41,884 Operating income (loss) (U.S. GAAP) 2,332 (7,096) (1,770) Adjustments: Restructuring charges (243) 3,115 987 Stock-based compensation expense 97 80 121 (Gain) loss on sales and disposals of assets 28 91 252 Plant start-up costs — 119 150 Plant shut-down costs — — 231 Write down of long-lived assets — 4,117 — Adjusted operating income (loss) (non-GAAP) $ 2,214 $ 426 $ (29)

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 24 Quarter Ended LTM (Amounts in thousands, except percentages) Mar 2014 Jun 2014 Sep 2014 Dec 2014 Dec 2014 Net Sales $ 215,821 $ 212,881 $ 215,293 $ 201,310 $ 845,305 Net income (loss) (14,447) (3,540) 6,330 2,914 (8,743) Income tax expense (benefit) (2,811) 1,282 2,583 1,359 2,413 Interest expense, net 10,658 10,453 10,284 9,933 41,328 Depreciation and amortization 12,175 10,797 10,177 9,720 42,869 EBITDA 5,575 18,992 29,374 23,926 77,867 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (1,777) (4,100) (6,600) (2,500) (14,977) Equity (gain) loss from NEC TOKIN 4,127 1,675 (232) (1,367) 4,203 Restructuring charges 5,954 1,830 1,687 6,063 15,534 ERP integration costs / IT transition costs 837 895 409 671 2,812 Stock-based compensation expense 579 994 958 1,232 3,763 Legal expenses related to antitrust class actions — — — 409 409 Net foreign exchange (gain) loss (449) 527 (1,351) (1,257) (2,530) NEC TOKIN investment-related expenses 618 580 487 485 2,170 Plant start-up costs 669 1,647 1,114 1,144 4,574 Plant shut-down costs 2,668 889 — — 3,557 Net (gain) loss on sales and disposals of assets (39) 365 (550) (574) (798) (Income) loss from discontinued operations (103) (6,943) 1,400 164 (5,482) (Gain) loss on early extinguishment of debt — — — (1,003) (1,003) Professional fees related to financing activities — — — 1,142 1,142 Inventory revaluation — 2,676 (821) (927) 928 Write down of long-lived assets 1,118 — — — 1,118 Infrastructure tax 1,079 — — — 1,079 Adjusted EBITDA $ 20,856 $ 20,027 $ 25,875 $ 27,608 $ 94,366 Adjusted EBITDA Margin 9.7% 9.4% 12.0% 13.7% 11.2%

25 Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarter Ended LTM (Amounts in thousands, except percentages) Sep 2014 Dec 2014 Mar 2015 Jun 2015 Jun 2015 Net Sales $ 215,293 $ 201,310 $ 193,708 $ 187,590 $ 797,901 Net income (loss) 6,330 2,914 (19,847) (37,050) (47,653) Income tax expense (benefit) 2,583 1,359 3 (248) 3,697 Interest expense, net 10,284 9,933 10,016 10,010 40,243 Depreciation and amortization 10,177 9,720 10,074 9,917 39,888 EBITDA 29,374 23,926 246 (17,371) 36,175 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (6,600) (2,500) 11,100 29,200 31,200 Equity (gain) loss from NEC TOKIN (232) (1,367) 2,093 (1,585) (1,091) Restructuring charges 1,687 6,063 3,437 1,824 13,011 ERP integration costs / IT transition costs 409 671 1,273 4,369 6,722 Stock-based compensation expense 958 1,232 1,328 1,279 4,797 Legal expenses related to antitrust class actions — 409 435 718 1,562 Net foreign exchange (gain) loss (1,351) (1,257) (2,168) 1,049 (3,727) NEC TOKIN investment-related expenses 487 485 226 224 1,422 Plant start-up costs 1,114 1,144 651 195 3,104 Net (gain) loss on sales and disposals of assets (550) (574) 538 (58) (644) Pension plan adjustment — — — 312 312 (Income) loss from discontinued operations 1,400 164 — — 1,564 (Gain) loss on early extinguishment of debt — (1,003) — — (1,003) Professional fees related to financing activities — 1,142 — — 1,142 Inventory revaluation (821) (927) (928) — (2,676) Adjusted EBITDA $ 25,875 $ 27,608 $ 18,231 $ 20,156 $ 91,870 Adjusted EBITDA Margin 12.0% 13.7% 9.4% 10.7% 11.5%

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 26 Quarter Ended LTM (Amounts in thousands, except percentages) Dec 2014 Mar 2015 Jun 2015 Sep 2015 Sep 2015 Net Sales $ 201,310 $ 193,708 $ 187,590 $ 186,123 $ 768,731 Net income (loss) 2,914 (19,847) (37,050) 7,194 (46,789) Income tax expense (benefit) 1,359 3 (248) 1,438 2,552 Interest expense, net 9,933 10,016 10,010 9,808 39,767 Depreciation and amortization 9,720 10,074 9,917 9,265 38,976 EBITDA 23,926 246 (17,371) 27,705 34,506 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (2,500) 11,100 29,200 (2,200) 35,600 Equity (gain) loss from NEC TOKIN (1,367) 2,093 (1,585) (162) (1,021) Restructuring charges 6,063 3,437 1,824 23 11,347 ERP integration costs / IT transition costs 671 1,273 4,369 282 6,595 Stock-based compensation expense 1,232 1,328 1,279 1,328 5,167 Legal expenses related to antitrust class actions 409 435 718 541 2,103 Net foreign exchange (gain) loss (1,257) (2,168) 1,049 (3,171) (5,547) NEC TOKIN investment-related expenses 485 226 224 186 1,121 Plant start-up costs 1,144 651 195 187 2,177 Net (gain) loss on sales and disposals of assets (574) 538 (58) (304) (398) Pension plan adjustment — — 312 — 312 (Income) loss from discontinued operations 164 — — — 164 (Gain) loss on early extinguishment of debt (1,003) — — — (1,003) Professional fees related to financing activities 1,142 — — — 1,142 Inventory revaluation (927) (928) — — (1,855) Adjusted EBITDA $ 27,608 $ 18,231 $ 20,156 $ 24,415 $ 90,410 Adjusted EBITDA Margin 13.7% 9.4% 10.7% 13.1% 11.8%

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 27 Quarter Ended LTM (Amounts in thousands, except percentages) Mar 2015 Jun 2015 Sep 2015 Dec 2015 Dec 2015 Net Sales $ 193,708 $ 187,590 $ 186,123 $ 177,184 $ 744,605 Net income (loss) (19,847) (37,050) 7,194 (8,600) (58,303) Income tax expense (benefit) 3 (248) 1,438 2,760 3,953 Interest expense, net 10,016 10,010 9,808 9,848 39,682 Depreciation and amortization 10,074 9,917 9,265 9,674 38,930 EBITDA 246 (17,371) 27,705 13,682 24,262 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options 11,100 29,200 (2,200) (700) 37,400 Equity (gain) loss from NEC TOKIN 2,093 (1,585) (162) 6,505 6,851 Restructuring charges 3,437 1,824 23 1,714 6,998 ERP integration costs / IT transition costs 1,273 4,369 282 167 6,091 Stock-based compensation expense 1,328 1,279 1,328 1,154 5,089 Legal expenses related to antitrust class actions 435 718 541 1,300 2,994 Net foreign exchange (gain) loss (2,168) 1,049 (3,171) (1,036) (5,326) NEC TOKIN investment-related expenses 226 224 186 225 861 Plant start-up costs 651 195 187 160 1,193 Plant shut-down costs — — — 231 231 Net (gain) loss on sales and disposals of assets 538 (58) (304) 129 305 Pension plan adjustment — 312 — — 312 Inventory revaluation (928) — — — (928) Adjusted EBITDA $ 18,231 $ 20,156 $ 24,415 $ 23,531 $ 86,333 Adjusted EBITDA Margin 9.4% 10.7% 13.1% 13.3% 11.6%

28 Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarter Ended LTM (Amounts in thousands, except percentages) Sep 2015 Dec 2015 Mar 2016 Jun 2016 Jun 2016 Net Sales $ 186,123 $ 177,184 $ 183,926 $ 184,935 $ 732,168 Net income (loss) 7,194 (8,600) (15,173) (12,205) (28,784) Income tax expense (benefit) 1,438 2,760 2,056 1,800 8,054 Interest expense, net 9,808 9,848 9,925 9,920 39,501 Depreciation and amortization 9,265 9,674 10,160 9,436 38,535 EBITDA 27,705 13,682 6,968 8,951 57,306 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (2,200) (700) — 12,000 9,100 Equity (gain) loss from NEC TOKIN (162) 6,505 11,648 (223) 17,768 Restructuring charges 23 1,714 617 688 3,042 ERP integration costs / IT transition costs 282 167 859 1,768 3,076 Stock-based compensation expense 1,328 1,154 1,013 1,228 4,723 Legal expenses related to antitrust class actions 541 1,300 482 1,175 3,498 Net foreign exchange (gain) loss (3,171) (1,036) 122 (1,920) (6,005) NEC TOKIN investment-related expenses 186 225 265 206 882 Plant start-up costs 187 160 319 308 974 Plant shut-down costs — 231 141 — 372 Net (gain) loss on sales and disposals of assets (304) 129 608 91 524 Adjusted EBITDA $ 24,415 $ 23,531 $ 23,042 $ 24,272 $ 95,260 Adjusted EBITDA Margin 13.1% 13.3% 12.5% 13.1% 13.0%

Quarter Ended LTM (Amounts in thousands, except percentages) Dec 2015 Mar 2016 Jun 2016 Sep 2016 Sep 2016 Net Sales $ 177,184 $ 183,926 $ 184,935 $ 187,308 $ 733,353 Net income (loss) (8,600) (15,173) (12,205) (4,998) (40,976) Income tax expense (benefit) 2,760 2,056 1,800 830 7,446 Interest expense, net 9,848 9,925 9,920 9,904 39,597 Depreciation and amortization 9,674 10,160 9,436 9,440 38,710 EBITDA 13,682 6,968 8,951 15,176 44,777 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (700) — 12,000 (1,600) 9,700 Equity (gain) loss from NEC TOKIN 6,505 11,648 (223) (181) 17,749 Restructuring charges 1,714 617 688 3,998 7,017 ERP integration costs / IT transition costs 167 859 1,768 1,783 4,577 Stock-based compensation expense 1,154 1,013 1,228 1,104 4,499 Legal expenses related to antitrust class actions 1,300 482 1,175 766 3,723 Net foreign exchange (gain) loss (1,036) 122 (1,920) (724) (3,558) NEC TOKIN investment-related expenses 225 265 206 194 890 Plant start-up costs 160 319 308 119 906 Plant shut-down costs 231 141 — — 372 Net (gain) loss on sales and disposals of assets 129 608 91 84 912 Write down of long-lived assets — — — 6,193 6,193 Adjusted EBITDA $ 23,531 $ 23,042 $ 24,272 $ 26,912 $ 97,757 Adjusted EBITDA Margin 13.3% 12.5% 13.1% 14.4% 13.3% Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 29

Quarter Ended LTM (Amounts in thousands, except percentages) Mar 2016 Jun 2016 Sep 2016 Dec 2016 Dec 2016 Net Sales $ 183,926 $ 184,935 $ 187,308 $ 188,029 $ 744,198 Net income (loss) (15,173) (12,205) (4,998) 12,278 (20,098) Income tax expense (benefit) 2,056 1,800 830 1,810 6,496 Interest expense, net 9,925 9,920 9,904 9,913 39,662 Depreciation and amortization 10,160 9,436 9,440 9,095 38,131 EBITDA 6,968 8,951 15,176 33,096 64,191 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options — 12,000 (1,600) (6,900) 3,500 Equity (gain) loss from NEC TOKIN 11,648 (223) (181) 133 11,377 Restructuring charges 617 688 3,998 (369) 4,934 ERP integration costs / IT transition costs 859 1,768 1,783 1,734 6,144 Stock-based compensation expense 1,013 1,228 1,104 1,139 4,484 Legal expenses related to antitrust class actions 482 1,175 766 293 2,716 Net foreign exchange (gain) loss 122 (1,920) (724) (2,621) (5,143) NEC TOKIN investment-related expenses 265 206 194 204 869 Plant start-up costs 319 308 119 — 746 Plant shut-down costs 141 — — — 141 Net (gain) loss on sales and disposals of assets 608 91 84 132 915 Write down of long-lived assets — — 6,193 — 6,193 Adjusted EBITDA $ 23,042 $ 24,272 $ 26,912 $ 26,841 $ 101,067 Adjusted EBITDA Margin 12.5% 13.1% 14.4% 14.3% 13.6% Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 30

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 31 Fiscal Year (Amounts in thousands, except percentages) 2015 2016 Net Sales $ 823,192 $ 734,823 Net income (loss) (14,143) (53,629) Income tax expense (benefit) 5,227 6,006 Interest expense, net 40,686 39,591 Depreciation and amortization 40,768 39,016 EBITDA 72,538 30,984 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (2,100) 26,300 Equity (gain) loss from NEC TOKIN 2,169 16,406 Restructuring charges 13,017 4,178 ERP integration costs / IT transition costs 3,248 5,677 Stock-based compensation expense 4,512 4,774 Legal expenses related to antitrust class actions 844 3,041 Net foreign exchange (gain) loss (4,249) (3,036) NEC TOKIN investment-related expenses 1,778 900 Plant start-up costs 4,556 861 Plant shut-down costs 889 372 Net (gain) loss on sales and disposals of assets (221) 375 Pension plan adjustment — 312 (Income) loss from discontinued operations (5,379) — (Gain) loss on early extinguishment of debt (1,003) — Professional fees related to financing activities 1,142 — Adjusted EBITDA $ 91,741 $ 91,144 Adjusted EBITDA Margin 11.1% 12.4%

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. 32

Non-GAAP Financial Measures Continued Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors to provide a supplemental way to understand the underlying operating performance of the Company and monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. 33

Non-GAAP Financial Measures Continued Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.   We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.   In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 34

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 35